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Exhibit 99.1

           CERTIFICATION BY CHIEF EXECUTIVE OFFICER
      REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Valesc Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeremy Kraus, Chief Executive Officer of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                              /s/ Jeremy Kraus
                              ---------------------
                              Jeremy Kraus
                              Chief Executive Officer
                              Valesc Inc.